UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     October 29, 2013

     GLOBAL DIVERSIFIED FUTURES FUND L.P.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	000-30455 (Commission File Number)	13-4015586 (IRS Employer Identification No.)

c/o Ceres Managed Futures LLC
522 Fifth Avenue - 14th Floor
New York, New York 10036
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                                                                                                 (212) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

The registrant has entered into a commodity futures customer agreement, effective as of October 29, 2013 (the “Customer Agreement”), with Morgan Stanley & Co. LLC, a Delaware limited liability company (“MS & Co.”).  Pursuant to the Customer Agreement, MS & Co. will (i) hold a portion of the registrant’s assets in an account in the registrant’s name, (ii) hold a portion of the registrant’s assets invested in its master funds in an account in each respective master fund’s name as margin for futures and other contracts traded for each master fund in accordance with the instructions of a commodity trading advisor selected by Ceres Managed Futures LLC, the registrant’s and each master fund’s general partner, and (iii) provide clearing services for such trades.  The assets held in the registrant’s and each master fund’s accounts will be segregated as customer funds.

Pursuant to the Customer Agreement, the registrant shall indirectly pay MS & Co., through its investment in the master funds, for clearing and, where applicable, the execution of transactions.  Pursuant to the Customer Agreement, the registrant shall also indirectly pay (or reimburse MS & Co. if previously paid) its allocable share of all actual transaction fees (including floor brokerage, exchange, clearing, give-up, user and National Futures Association fees).

The Customer Agreement may be terminated by either party upon notice to the other party.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL DIVERSIFIED FUTURES
FUND L.P.

By: Ceres Managed Futures LLC, General Partner

By/s/Alper Daglioglu
  Alper Daglioglu
          President and Director

Date:  November 4, 2013

November 4, 2013

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:           Global Diversified Futures Fund L.P.
Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Global Diversified Futures Fund L.P. and pursuant to Rule 13a-11 promulgated by the Securities and Exchange Commission (the “Commission”), we transmit herewith for filing with the Commission via EDGAR a Current Report on Form 8-K pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder.

Should members of the Commission’s staff have any questions or comments with respect to this filing, please contact the undersigned at (212)728-8509.

Very truly yours,

/s/ Lisa Eskenazi
Lisa Eskenazi
Willkie Farr & Gallagher LLP

cc:  Todd Hand, Esq. (Morgan Stanley Smith Barney LLC)
Rita M. Molesworth, Esq. (Willkie Farr & Gallagher LLP)
James E. Lippert, Esq. (Willkie Farr & Gallagher LLP)